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Exhibit 32.1

CELSION CORPORATION
CERTIFICATION
PURSUANT TO 18 UNITED STATES CODE § 1350
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Celsion Corporation (the "Company") on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on or about March 28, 2008 (the "Report"), I, Michael H. Tardugno, Chief Executive Officer of the Company, certify, pursuant to 10 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 28, 2008	/s/ Michael H. Tardugno Michael H. Tardugno Chief Executive Officer

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  Exhibit 32.1
CELSION CORPORATION CERTIFICATION PURSUANT TO 18 UNITED STATES CODE § 1350 AS ADOPTED PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002